Investor Presentation Stifel Cross Sector Conference, June 2023 NYSE: PHX Exhibit 99.1

This presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of PHX Minerals Inc. (“PHX” or the “Company”). No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. Cautionary Statement Regarding Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward looking statements. The words “anticipates”, “plans”, “estimates”, “believes”, “expects”, “intends”, “will”, “should”, “may” and similar expressions may be used to identify forward-looking statements. Forward-looking statements may include, but are not limited to, statements relating to: our ability to execute our business strategies; the volatility of realized natural gas and oil prices; the level of production on our properties; estimates of quantities of natural gas, oil and NGL reserves and their values; general economic or industry conditions; legislation or regulatory requirements; conditions of the securities markets; our ability to raise capital; changes in accounting principles, policies or guidelines; financial or political instability; acts of war or terrorism; title defects in the properties in which we invest; and other economic, competitive, governmental, regulatory or technical factors affecting our properties, operations or prices. Although the Company believes the expectations reflected in these and other forward-looking statements are reasonable, the Company can give no assurance such statements will prove to be correct. Such forward-looking statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company. These forward-looking statements involve certain risks and uncertainties that could cause the results to differ materially from those expected by the Company’s management. Information concerning these risks and other factors can be found in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, available on the Company's website or the SEC’s website at www.sec.gov. Readers are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. The forward-looking statements in this presentation are made as of the date hereof, and the Company does not undertake any obligation to update the forward-looking statements as a result of new information, future events or otherwise. Use of Non-GAAP Financial Information This presentation includes certain non-GAAP financial measures. Adjusted EBITDA is a supplemental non-GAAP measure that is used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. PHX defines “Adjusted EBITDA” as earnings before interest, taxes, depreciation and amortization, or EBITDA, excluding unrealized gains (losses) on derivatives and gains (losses) on asset sales and including cash receipts from (payments on) off-market derivatives and restricted stock and deferred directors’ expense. PHX references Adjusted EBITDA in this presentation because it recognizes that certain investors consider Adjusted EBITDA a useful means of measuring our ability to meet our debt service obligations and evaluating our financial performance. Adjusted EBITDA has limitations and should not be considered in isolation or as a substitute for net income, operating income, cash flow from operations or other consolidated income or cash flow data prepared in accordance with GAAP. Because not all companies use identical calculations, the Company’s calculations of Adjusted EBITDA may not be comparable to similarly titled measures of other companies. Oil and Gas Reserves The SEC generally permits oil and gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, and certain probable and possible reserves that meet the SEC’s definitions for such terms. The Company discloses only estimated proved reserves in its filings with the SEC. The Company’s estimated proved reserves as of September 30, 2022, referenced in this presentation were prepared by Cawley, Gillespie and Associates, Inc, an independent engineering firm, and comply with definitions promulgated by the SEC. Additional information on the Company’s estimated proved reserves is contained in the Company’s filings with the SEC. Cautionary Statement Regarding Forward-Looking Statements

Overview PHX is a growth oriented mineral rights company focused on natural gas 3 In January of 2020, PHX Minerals began a dramatic company transformation: New management / technical team – deep industry experience New corporate strategy – minerals only from a “hybrid” New company name from the former Panhandle Oil & Gas – new name aligns with strategy New banking relationship – improved financial partner supporting acquisition strategy Former Company reserve footprint was scattered and consisted of both mature legacy nonop. working interest and royalty interest (~60% / 40% respectively when measured by proved reserve value) No catalyst to provide predictable / sustainable volume or reserve growth Commodity agnostic Since 2020, have high graded assets by divesting of virtually all of the material nonop. working interest assets and redeploying proceeds and free cash flow into mineral acquisition strategy Today, PHX is approximately 85% royalty volumes, 78% by proved reserves and 79% natural gas by volumes Transformation complete with sustainable model and balance sheet going forward

Company Snapshot

Key Statistics

$ in millions

Market Cap[1]	$100.1
Enterprise Value[2]	$124.9
Liquidity[3]	$31.8
Dividend Yield[4]	3.32%
Leverage[5]	0.91x
2022 Adjusted EBITDA[6]	$26.7
Q1 2023 Adjusted EBITDA[6]	$7.7
2022 Discretionary Cash Flow Yield[6]	~25%
2022 ROCE[6,8]	~16%
Net Leased Royalty Acres[9]	91,225

Sustainable Royalty Production Growth Through Development of Mineral Location Inventory



MMCFE
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
2019
2020
2021
2022
2023
2024
CAGR: ~19%
Outlook7
Gas
Oil
NGL

Source: Company information and Enverus
1 Based on $2.71 per share as of 04/28/2023 and 36.91m shares outstanding on a fully diluted basis as of 03/31/2023
2 Market Cap plus debt of $26m minus cash on hand of $1.2m as of 03/31/2023
3 Calculated as working capital (current assets less current liabilities excluding current derivatives) plus availability on the borrowing base as of 03/31/2023; See Non-GAAP reconciliation in Appendix
4 Based on $0.09 annualized Dividend per share
5 Total Debt / TTM Adjusted EBITDA; See Non-GAAP Reconciliation in Appendix
6 See Non-GAAP reconciliation in Appendix
7 Based upon current growth trends
8 For fiscal year ended 09/30/2022
9 As of 3/31/2023; PHX also owns 167,603 unleased net royalty acres normalized to a 1/8th royalty

PHX MINERALS

4

Strategy Execution Goals Set in early 2020 Achievements Through March 31, 2023 High Grade Asset Base Grow royalty production (higher margin/lower cost) Improve line of sight development opportunities Exit working interest assets (higher cost/lower margin) Divest unleased non-producing minerals lacking scale and line of sight development Total royalty volume growth since 2020: 150%1 Mineral acquisitions completed: ~$112 million Built a 10+ year inventory of line of sight development locations Working interest wellbores sold: ~1,380 Unleased non-producing mineral acres sold: ~24,600 Build a strong and sustainable balance sheet Reduced leverage: ~2.5x to ~1.00x (Debt / TTM Adjusted EBITDA2) Improved commercial bank lending terms and relationships Enhanced liquidity profile as a result of superior asset performance and more predictable development timing Become a consolidator in the mineral space Implement growth strategy that is balanced with appropriate debt management and dividend payout ratio Allocate capital to generate the best possible returns to shareholders Mineral acquisition transactions completed: 61 Focus on smaller acquisition in targeted areas: ~$1.8 million average (generates higher returns with less competition) Generate return on capital employed (ROCE) Generated ~16% ROCE2 in 2022 up from ~0% in 2019 and 2020 Return profile under royalty only strategy driven by new volumes associated with well conversions from acquisitions 1 Based on fiscal 2020 royalty volumes of 3.3 Bcfe and the midpoint of the 2023 royalty volume outlook 2 See Non-GAAP reconciliation in Appendix Improve balance sheet designed to withstand commodity price volatility

Improving Margins Driving Net Income & ROCE 6 The two key metrics used by PHX to measure the success of our royalties-only strategy and royalties acquisition program are: Return on Capital Employed (ROCE)1 NAV per share measure (the PV-10 value of our proved and probable reserves) Balance sheet management and ample liquidity underpin our strategy in order to thrive across the various pricing cycles of the energy sector 1 Defined as EBIT excluding non-cash gain/loss on derivatives, non-cash impairments, non-cash G&A, cash receipts from/payments on off-market derivatives and gain(losses) on asset sales divided by average debt and equity during the quarter 2 See Non-GAAP reconciliation in Appendix Royalties Only Strategy Non-operated Working interest Strategy 2

Per Share NAV Continues to Grow 7 NAV has consistently increased both on an absolute and per share basis (published in every corporate presentation since early 2021) since royalty-only strategy effort began under new management team Despite divesting of non-operated working interest, high grading assets with mineral acquisition program has grown PV10 value and increased NAV per share (net of debt) Below reserve value independently verified by DeGolyer & MacNaughton (2021) and Cawley, Gillespie and Associates, Inc (2022) Current asset base has lower risk and higher growth profile than the PHX pre-2020 legacy asset base Royalties Only Strategy Total 2P Reserve Value @ PV-10 ($ millions) NAV per Share Net of Debt Next Twelve Month NYMEX strip for oil and natural gas as of date reserves analysis was compiled

Strong Per Unit Metrics Driven by Royalty Only Strategy 1 Includes proceeds from and payments on off-market derivative settlements 2 There were no NGL settled derivative contracts 3 See Non-GAAP reconciliation of adjusted EBITDA and discretionary cash flow in Appendix 4 See next slide for cash expenses

Strong Margins Driven by Royalty Only Strategy 1 Includes proceeds from and payments on off-market derivative settlements; there were no NGL settled derivative contracts 2 See Non-GAAP reconciliation in Appendix

Royalty Cash Flow Driving Shareholder Value Oil & Gas Sales and Realized Natural Gas Price Adjusted EBITDA1 Adjusted Pre-Tax NI2 Return on Capital Employed3 $ in millions and $ / Mcfe $ in millions $ in millions Source: Company filings ; All quarters are in Calendar Year 1 Calculated as net income excluding non-cash gain/loss on derivatives, income tax expense, interest expense, DD&A, non-cash impairments, non-cash G&A, gain(losses) on asset sales and cash receipts from/payments on off-market derivatives; See Non-GAAP reconciliation in Appendix 2 Pre-tax net income adjusted to exclude unrealized gain on derivatives, non-cash impairments, cash receipts from/payments on off-market derivatives and gains(losses) on asset sales; See Non-GAAP reconciliation in Appendix 3 Annualized EBIT excluding non-cash gain/loss on derivatives, non-cash impairments, non-cash G&A, cash receipts from/payments on off-market derivatives and gain(losses) on asset sales divided by average debt and equity during the quarter; See Non-GAAP reconciliation in Appendix

Stable Balance Sheet & Ample Liquidity Net Debt 1 Percentage Drawn on Credit Facility Advance Rate Debt / Adjusted EBITDA2 (TTM) Liquidity3,4 $ in millions $ in millions Source: Company filings ; All quarters are in Calendar Year 1 Total debt less cash 2 Total Debt / Adjusted EBITDA; See Non-GAAP reconciliation in Appendix 3 Calculated as working capital (current assets less current liabilities excluding current derivatives) plus availability on the borrowing base; See Non-GAAP reconciliation in Appendix 4 Pro-forma liquidity for 1Q23 would be $26.8m after borrowing base redetermination, effective 05/05/2023

PHX Operational Outlook 1 Pro-forma divestures of Eagleford and Arkoma working interest assets, excludes potential future sales of additional working interest assets 2 See Non-GAAP reconciliation in Appendix Cal. Year 2022 Actual Cal. Q1 Actual Cal. Year 2023 Outlook Mineral & Royalty Production (Mmcfe) 6,613 2,094 7,400 – 8,600 Working Interest Production (Mmcfe) 3,084 388 1,200 – 1,4001 Total Production (Mmcfe) 9,697 2,482 8,600 – 10,000 Percentage Natural Gas 78% 79% 80% - 85% Transportation, Gathering & Marketing (per mcfe) $0.63 $0.45 $0.53 - $0.58 Production Tax (as % of pre-hedge sales) 4.50% 4.90% 4.75% - 5.25% LOE Expenses (on an absolute basis in 000’s) $3,807 $546 $1,200 - $1,400 Cash G&A (per mcfe)2 $1.01 $0.95 $1.00 - $1.07

Focused in SCOOP and Haynesville Top Operators of PHX Minerals1 1 As of 03/31/2023; As determined by wells currently being drilled, wells waiting on completion, and permits

Royalty Reserve Growth Strategy underpinned by royalty reserves and production growth Royalty Reserves Royalty Production MMCFE CAGR: ~51% MMCFE CAGR: ~41%

Reserves Value Summary

Reserve Category	PV-10 Value ($mm)		
	SEC[1]	Strip[2]	$100 / $7.00[3]
PDP	$164.9	$93.0	$186.0
Drilling or Waiting on Completion	$35.6	$21.5	$39.8
Permits	$11.3	$6.8	$12.7
Total Proved Reserves	**$211.8**	**$121.3**	**$238.6**
Technical PUDs[4]	$97.3	$63.8	$108.6
PROB[5]	$165.7	$107.3	$184.7
POSS[5]	$48.1	$30.7	$53.3
Total 3P Reserves	**$523.0**	**$323.1**	**$585.2**
Proved PV-10 Per Share[6]	**$5.06**	**$2.61**	**$5.79**
2P PV-10 Per Share[6]	**$12.19**	**$7.25**	**$13.73**
3P PV-10 Per Share[6]	**$13.49**	**$8.08**	**$15.18**

SEC Pricing[1]


3%
12%
42%
$523
43%

Strip Pricing[2]


3%
13%
39%
$323
45%
PDP
PUD
Probable
Possible

$100/$7.00 Flat Pricing[3]


3%
12%
43%
$585
42%

1 3P Reserves per 9/30/2022 CGA YE22 report proforma acquisitions, divestitures, and activity as of 3/31/2023 at 3/31/2023 SEC price deck of $89.40 per bbl of oil, $38.55 per bbl of NGL, $6.20 per mcf of gas (proved volume weighted average price)

2 3P Reserves per 9/30/2022 CGA YE22 report proforma acquisitions, divestitures, and activity as of 3/31/2023 at 3/31/2023 STRIP price of WTI/HH 2023: $74.97/$2.84, 2024: $71.10/$3.63, 2025: $67.39/$4.24, 2026: $64.40/$4.27, 2027: $61.68/$4.22, 2028: $59.36/$4.24, 2029: $57.16/$4.33, 2030: $54.99/$4.35, 2031: $53.03/$4.38, 2032: $51.49/$4.42, 2033: $50.17/$4.53, 2034: $49.58/$4.69, 2035+: $49.58/$4.90.

3 3P Reserves per 9/30/22 CGA YE22 report proforma acquisitions, divestitures, and activity as of 3/31/2023 at flat price deck of $100.00 WTI /$7.00 HH

4 Technical PUDs, reviewed and approved by Cawley, Gillespie and Associates, Inc., share all technical merits of PUDs but development timing is uncertain. PHX Technical PUDs are most likely PUDs in their respective operator's reserve report.

5 Scheduled out approximately 10 years for PROB and 15 years for POSS

6 PV-10 less net debt of $24.8 MM as of 3/31/2023 divided by total shares outstanding as of 3/31/2023

PHX MINERALS

15

Royalty Interest Inventory by Basin  Sub-region  Gross PDP Wells1  Net PDP Wells1 Undeveloped Locations1 Sub-region PDP Wells Average NRI1 Gross Wells In Progress2 Net Wells in Progress3 Gross Permits Net Permits3 Gross Technical PUDs4 Net Technical PUDs3,4,5 Gross PROB Net PROB3,5 Gross POSS Net POSS3,5 SCOOP 1,015 4.12 68 0.20 27 0.03 215 0.73 787 2.14 356 1.25 Haynesville 436 2.54 90 0.40 31 0.13 256 0.88 125 0.57 4 0.00 STACK 375 1.68 21 0.03 12 0.05 71 0.39 175 1.07 60 0.58 Bakken 623 1.79 9 0.00 3 0.00 66 0.24 132 0.83 9 0.15 Arkoma Stack 533 4.75 5 0.00 5 0.00 2 0.00 97 1.74 83 0.92 Fayetteville 1,058 6.36 0 0.00 0 0.00 0 0 0 0 0 0 Other 2,029 17.00 5 0.01 8 0.03 0 0 0 0 0 0 Total 6,069 38.24 198 0.65 86 0.24 610 2.25 1,316 6.35 512 2.90 Gross Undeveloped Locations 2,653 2,653 Note: 1 As of 03/31/2023 2 Wells in Progress includes wells currently being drilled and wells waiting on completion 3 Net interest on wells are internal estimates and subject to confirmation from operator 4 Technical PUDs, reviewed and approved by Cawley, Gillespie and Associates, Inc., share all technical merits of PUDs but development timing is uncertain. PHX Technical PUDs are most likely PUDs in their respective operator’s reserve report. 5 Technical PUDs, PROB, and POSS net wells assume 10,000 ft. laterals 2

Yearly Conversions To Producing Wells Strong drilling activity on our mineral assets post Covid has driven increase in royalty production volumes Gross Conversions Net Conversions 1 As of 03/31/2023 1 1

Quarterly Near Term Drilling Inventory Continuous replacement of wells in progress inventory will drive future royalty volume growth Gross Inventory Net Inventory

Robust Acquisition Process 19 PHX believes that being the aggregator of choice in our core areas is a key component of our strategy Royalties, just like any other hydrocarbon asset class, are naturally depleting assets and reinvestment is required to maintain and grow cash flows over time We target minerals in our core areas (SCOOP and Haynesville) with full analysis of geology and established type curves in order to minimize execution risk Typical profile of acquisitions includes an already producing component as well as royalties that are either in the process of being developed (WIPs) or will be developed over time (locations) by reputable and creditworthy operators to minimize timing risk Our acquisition program targets returns well in excess of our cost of capital (see ROCE) to drive increasing shareholder value IRR Payback MOIC Commodity Pricing Geology Type Curves Title Review Takeaway Capacity Basin Differentials Development Timing Inputs Requirements PHX’s A&D Methodology

Acquisition Summary

Acquisitions by Basin by Year



$50,000
$40,000
$30,000
$20,000
$10,000
$0
$ 17,165
$ 37,345
$ 46,730
$ 10,778
2020
2021
2022
2023 - YTD
1
HSVL
SCOOP
STACK/SCOOP

- Focused on highest quality rock in the SCOOP and Haynesville plays
- Targeting a mix of production, near term development opportunities via wells in progress and additional upside potential under high quality operators
- $28.1M in acquisitions in SCOOP and $74.2M in Haynesville since Q1 of 2020

Positioned For Growth Through Acquisitions

- Total domestic US mineral market estimated at ~$0.5 - 1 trillion(2)
  - Highly fragmented
  - Predominantly owned by private individuals
  - PHX well positioned to be one of the premier consolidators in our core areas
  - Focus on smaller deals increases opportunity set and potential returns



Total Public Company Enterprise Value(3): 3%
Market Opportunity Midpoint (1) : 97%

PHX MINERALS

1 As of 03/31/2023
2 Midpoint of market size estimate range. Based on production data from EIA and spot price as of 03/31/2021. Assumes 20% of royalties are on Federal lands and there is an average royalty burden of 18.75%. Assumes a 10x multiple on cash flows to derive total market size. Excludes NGL value and overriding royalty interests
3 Enterprise values of PHX, DMCP, KRP, BSM, STR and VNOM as of 03/31/2023

20

Acquisition History All acreage currently owned in the Haynesville and predominately all acreage currently owned in Springboard III area of interest was acquired under current management team’s guidance Source: Company information and Enverus; Map of active rigs as of 04/10/2023 1 As of 03/31/2023 1 1

North Haynesville Update

- Operators are drilling 3-5 wells per unit, and a positive indication of near term volumes and cashflows
- Since 2019, core development areas have been extended as new completion designs have lowered breakevens
- Key Operators: Aethon, Trinity, Chesapeake, Silverhill, Blue Dome and Paloma
- PHX North Haynesville Ownership[1]: 5,333 NRA
- Gross Wells In Progress[2]: 62
- Gross Active Permits[3]: 18
- Gross Active Rigs[4]: 23

PHX New High NRI Units

1

TRINITY OPERATING | SL HEROLD 23 - 14H 003 - ALT

1st Prod	3/2022 (8mo)	**PHX NRI**	0.41%
AVG IP24	30.6 MMCF/d	**AVG CUM**	3.275 BCF
AVG LL	9,859’	**AVG CUM/FT**	332 MMCF/FT

2

SILVER HILL | LIBERTY 29-32HC 001 + 002-ALT | 2 WELL AVG

1st Prod	11/2021 (12mo)	**PHX NRI**	2.275%
AVG IP	21,429 MMCF/d	**AVG CUM**	4.45 BCF
AVG LL	10,061’	**AVG CUM/FT**	386 MMCF/FT

3

BLUE DOME | PINEHILLS DSU | 4 WELLS

1st Prod	12/20212 (11mo)	**PHX NRI**	4.61%
AVG IP24	21.5 MMCF/d	**AVG CUM**	3.82 BCF
AVG LL	9,902’	**AVG CUM/FT**	386 MMCF/FT

4

PALOMA | BAREMORE EST 11H 001 & 002 - ALT | 2 WELLS

1st Prod	6/2021 (17mo)	**PHX NRI**	3.40%
AVG IP24	26.5 MMCF/d	**AVG CUM**	4.67 BCF
AVG LL	4,577’	**AVG CUM/FT**	1,020 MMCF/FT



Active Rig
Permit
WIP
1st Prod TTM
Spud or Completed TTM
HSVL North AOI
PHX Ownership
TX
LA
Harrison
Caddo
De Soto
Panola
1
2
3
4

Source: Company info and Enverus
1 As of 03/31/2023
2 Wells in Progress includes wells currently being drilled and wells waiting on completion
3 Active natural gas and oil horizontal permits filed
4 Data from Enverus as of 04/10/2023

22

Springboard III Update

- Highest resource in-place per DSU in the midcontinent, co-developing the Mississippian Sycamore & the Woodford Shale
- Operators starting to infill existing DSUs; Early results suggest very little to no Parent-Child degradation
- PHX Springboard III Ownership[1]: 3,426 NRA
- Gross Wells In Progress[2]: 33
- Gross Active Permits[3]: 3
- Gross Active Rigs[4]: 3

Recent Well Results

1

CAMINO | BILLY THE KID 0103 29-20-1MXH | SYCAMORE

1st Prod	11/2022 (14mo)	PHX NRI	0.06%
LL	10,154’	CUM	844 MBOE6
NRM PROP	2,267 #/FT	CUM/FT	83.2 MBOE6/FT

2

CAMINO | SUNDANCE KID 0104 26-35MXH | SYCAMORE

1st Prod	11/2021 (16mo)	PHX NRI	0.30%
LL	10,097’	CUM	585 MBOE6
NRM PROP	2,761 #/FT	CUM/FT	57.9 MBOE6/FT

3

CONTINENTAL | LEON 2 & 3-26-23-14XHM | SYCAMORE | 2 WELL AVG

1st Prod	9/2021 (5mo)	PHX NRI	0.75%
LL	10,295’	CUM	211 MBOE6
NRM PROP	2’507 #/FT	CUM/FT	20.8 MBOE6/FT

4

CONTINENTAL | BOWERY 1-16-21 MH | SYCAMORE

1st Prod	11/2021 (12mo)	PHX NRI	0.42%
LL	10,217’	CUM	710 MBOE6
NRM PROP	2,511 #/FT	CUM/FT	69.5 MBOE6/FT



WOODFORD DENSITY UNIT
8 WELLS/DSU
SYCAMORE DENSITY UNIT(S)
4 WELLS/DSU
Rig
Permits
WIPs
Completed
HZ Wells >= 2010
Springboard III
PHX SBD3 Ownership
PHX Legacy Ownership
Stephens
Garvin
Carter
1N 5W
1N 4W
1N 3W
1S 5W
1S 4W
1S 3W
1S 2W
2S 5W
2S 4W
2S 3W
2S 2W
1
2
3
4

Source: Company info and Enverus
1 As of 03/31/2023
2 Wells in Progress includes wells currently being drilled and wells waiting on completion
3 Active natural gas and oil horizontal permits filed
4 Data from Enverus as of 04/10/2023

PHX MINERALS

23

SCOOP Springboard Plays

- Springboard III, just like Springboard IV (Core SCOOP), has >3X the hydrocarbons in-place compared to the MERGE
- Sycamore & Woodford produces super-rich gas (~1,350 BTU) with minimal produced water



MERGE
Cleveland
SpringBoard I, II
McClain
Grady
SCOOP
Garvin
SpringBoard IV
Stephens
SpringBoard III
50
Woodford Gross Thickness
400



SCOOP
SpringBoard III
755' Thick
SCOOP
SpringBoard IV
515' Thick
MERGE
277' Thick
SYCAMORE
WOODFORD
SHALE
~3x reservoir
volume
PHX SpringBoard III Base Case[1] Winerack
4 wells / unit
6 wells / unit

1 PHX internally created a base case development plan using internal expertise to select undrilled inventory on a section by section basis

24

Company Leadership

Management Team	Title	Years with Company	Experience
Chad Stephens	President, CEO and Board Director	5	• CEO for PHX since 2019 • SVP –Corporate Development of Range Resources for 30 years until retiring in 2018 • B.A. in Finance and Land Management from University of Texas
Ralph D'Amico	Senior Vice President, CFO	4	• CFO for PHX since 2020 • 20 years of investment banking experience • Bachelor's in Finance from University of Maryland; MBA from George Washington University
Chad True	V.P. of Accounting	3	• >14 years of accounting experience • Audit and accounting positions with Grant Thornton LP, Tiptop Oil & Gas and Wexford Capital LP • B.S. and Masters in Accounting from Oklahoma State University
Danielle Mezo	V.P. of Engineering	3	• >13 years reservoir engineer experience • Reservoir engineer, acquisitions, and corporate planning positions at SandRidge Energy • B.S. in Petroleum Engineering from University of Oklahoma and licensed Professional Engineer
Carl Vandervoort	V.P. of Geology	3	• >14 years experience, recently managed a buy-side consulting company for private equity groups and portfolio companies • Exploration Manager for Zenergy, Inc., an Apollo Management portfolio company • B.S. in Chemistry from University of Texas; M.S. in Geophysics at University of Oklahoma
Kenna Clapp	V.P. of Land	3	• >13 years of land experience • Various land positions with Chesapeake Energy in Haynesville, Eagleford, Mid-Continent and Barnett shales • B.S. in Accounting and Finance from Oklahoma State University; JD from Oklahoma City University

Board of Directors	Title	Years with Company	Experience
Mark T. Behrman	Chairman	5	• CEO of LSB Industries, Inc. since 2018 • Managing Director and Head of Investment Banking of the Industrial and Energy Practices of Sterne Agee from 2007 to 2014 • MBA in Finance from Hofstra University and B.S. in Accounting, Minor in Finance from Binghamton University
Glen A. Brown	Director	2	• SVP – Exploration for Continental Resources from 2015 through 2017 • Exploration manager for EOG Resources Midcontinent from 1991 through 2003 • Bachelor's in Geology from State University of New York; Master's in Geology from New Mexico State University in Las Cruces
Lee M. Canaan	Director	7	• Founder and portfolio manager of Braeburn Capital Partners, LLC • Board member for EQT Corporation and Aethon Energy, LLC • Bachelor's in Geological Sciences from USC, Master's in Geophysics from UT-Austin, and MBA in Finance from Wharton
Peter B. Delaney	Director	4	• Principal with Tequesta Capital Partners since 2016 • Chairman and CEO of OGE Energy Corporation from 2007 through 2015
Steven L. Packebush	Director	1	• Founder and partner in Elevar Partners, LLC • President of Koch Ag & Energy Solutions upon his retirement in 2018 after 30 years with the company • Bachelor's in agricultural economics from Kansas State
John H. Pinkerton	Director	2	• CEO of Range Resources Corporation from 1992 through 2012 • Executive Chairman and Chairman of Board of Directors for Encino Energy from 2017 through 2022 • B.A. in Business Administration from Texas Christian University; Master's from the University of Texas at Arlington

PHX MINERALS

25

Analyst Coverage Firm Analyst Contact Stifel Nicolaus Derrick Whitfield whitfieldd@stifel.com Northland Securities Donovan Schafer dschafer@northlandcapitalmarkets.com Alliance Global Partners Jeff Grampp jgrampp@allianceg.com Seaport Global Securities Nicholas Pope npope@seaportrp.com

Appendix

Current Hedge Position Mix of collars and swaps designed to provide upside exposure while protecting downside risk Note: Data as of 05/03/2023; Gas hedge prices are in $/Mcf and Oil hedge prices are in $/bbl

Natural Gas – Demand Natural Gas Electrical Generation1 Monthly Electrical Generation by Fuel Type1 Natural Gas Consumption1 1 EIA Premium Natural Gas Pricing1

Natural Gas – LNG Forecasted U.S. Export Annual Volume Growth1 Large Scale Approved Liquefaction Facilities 1,2 Surging LNG Demand Current LNG export capacity is fully committed Additional capacity of 6.1 Bcf/d is currently under construction and is expected to come online by 2025 LNG provides producers the opportunity to supply gas to premium markets across the globe 1 Williams Company Presentation; 02/21/2023 2 EIA

Scoop Haynesville Bakken Stack Arkoma Fayetteville Other Total Production Mix Net Production (MMcfe/d)1,2 2.68 12.74 2.18 3.42 2.21 1.11 3.24 27.58 Leased Net Royalty Acres1 8,782 7,321 3,963 6,782 9,939 8,394 46,044 91,2256 Permits on File1 27 31 3 12 5 - 8 86 Rigs Running on PHX Acreage3 8 15 0 2 - - 1 26 Rigs Running Within 2.5 miles of PHX Acreage3 18 40 5 18 1 - 13 95 Top Operators 1 As of Quarter ended 03/31/2023 2 Includes both royalty and working interest production 3 Provided by Enverus as of 04/10/2023 4 As of 03/31/2023, as determined by wells currently being drilled, wells waiting on completion, and permits 5 As of 03/31/2023, as determined by wells on production 6 PHX also owns 167,603 unleased net royalty acres normalized to a 1/8th royalty. Portfolio Overview by Basin 4 4 4 4 4 5 4 4 29%

Definition of a Mineral Interest Illustrative Mineral Revenue Generation Unleased Minerals 100% owned by PHX PHX Issues a Lease PHX receives an upfront cash bonus payment and customarily a 20-25% royalty on production revenues In return, PHX delivers the right to explore and develop with the operator bearing 100% of costs for a specified lease term Leased Minerals Revenue Share PHX: 20-25% Operator: 75-80% Cost Share PHX: 0% Operator: 100% Lease Termination Upon termination of a lease, all future development rights revert to PHX to explore or lease again Process starts again from step 1 Minerals Perpetual real-property interests that grant hydrocarbon ownership under a tract of land Surface and mineral ownership have been negotiated in most cases over the decades Surface owners cannot legally prevent the development of minerals under most circumstances Represent the right to drill, and produce hydrocarbon or lease that right to third parties for an upfront payment and a negotiated percentage of production revenues ORRIs Overriding royalty interests Royalty interests that burden the working interests of a lease Right to receive a fixed, cost-free percentage of production revenue (term limited to life of leasehold estate) 1 2 3 4

Royalty Interests Versus Working Interests PHX believes that royalty assets provide a higher risk adjusted return compared to working interest assets Illustrative Margin Comparison Working Interest Mcfe Revenue $3.00 Less: Royalty Burden ($0.60)(1) Less: LOE ($1.00) Less: Taxes ($0.15) Less: Transportation ($0.25) Cash Margin ($) $1.00 Cash Margin (%) 33.0% Royalty Mcfe Revenue $3.00 Less: LOE - Less: Taxes ($0.15) Less: Transportation ($0.20)(2) Cash Margin ($) $2.65 Cash Margin (%) 88.0% Non-operated Working interest ownership bears one hundred percent of the development and production costs associated with a hydrocarbon well. Non-operated Working interest owners receive their share of the revenue after the royalty interest owners are paid. A mineral interest is real property that entitles the owner to all the rights associated with hydrocarbons below the surface in perpetuity. A royalty interest is created from a mineral interest and entitles the owner to receive a certain percentage of the gross revenue generated from the sales of the hydrocarbons without incurring development and operating costs. Royalty owner’s volumes come from working interest royalty burden 1 Assumes a 1/5 lease royalty burden 2 A portion of leases are cost free with all transportation costs paid by the operator

Royalty Interests Have Less Risk Than Working Interests 34 Both royalties and non-operated working interest asset classes have the same exposure to pricing cycles, however, Royalty assets have fewer risks when compared to other hydrocarbon asset classes The biggest risk associated with royalties is the lack of control over development timing Non-operated working interest assets have similar timing uncertainty as royalty owners Non-operated working interest assumes all cost to operate the well Royalty owners are not subject to lease operating expenses, SG&A overhead or workover expenses Increasing Risk Capex Exposure Operating Cost Exposure Environmental Liability Timing Risk Operator Bankruptcy Risk E&P (Non op Working Interest) E&P (Operated Working Interest) Royalties

Royalty Interests Trade At Higher Multiples Than Working Interests 35 Investors value working interest and royalty companies differently in the public markets Royalty companies trade at a premium to working interest companies primarily due to lower risk and lower capital intensity of the business Over time, PHX believes it should see an increase of its Enterprise Value / EBITDA ratio (adjusted for size) as the market recognizes the success of the royalties-only strategy Source: Stifel Nicolaus research note published on 05/01/2023

Minerals are Real Property Mineral and royalty interests are generally considered by law to be real property interests and are thus afforded additional protections under bankruptcy law Working Interest owner entitled to ~75-85% of production revenue based on royalty rate and bears 100% of development cost and lease operating expense Senior Debt Senior Secured Debt Equity Subordinated Debt Mineral Interest owner entitled to ~15-25% of production revenue based on royalty rate

Reconciliation of Non-GAAP Financial Measures Source: Company Filings ($ in millions) Quarter ended Mar.31, 2020 Jun.30, 2020 Sept.30, 2020 Dec. 31, 2020 Mar.31, 2021 Jun.30, 2021 Sept.30, 2021 Dec. 31, 2021 Mar.31, 2022 Jun.30, 2022 Sept.30, 2022 Dec. 31, 2022 Mar.31, 2023 Net Income ($20.5) ($3.6) ($1.8) ($0.6) ($0.5) ($1.4) ($3.8) $6.7 ($4.0) $8.6 $9.2 $3.3 $9.6 (+) Unrealized (Gains) Losses on Derivatives (3.4) 2.5 2.4 0.9 2.1 4.5 (3.1) (4.6) 11.8 (3.3) (1.6) (6.3) (3.2) (+) Income Tax Expense (7.0) (0.9) (0.7) (0.1) (0.2) (0.8) 0.5 0.8 0.0 1.0 2.4 1.0 3.1 (+) Impairment 29.5 0.4 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 6.1 0.0 (+) Cash Receipts from/Payments on Off-Market Derivatives 0.0 0.0 0.0 0.0 0.0 0.0 8.8 (2.7) (2.5) (1.3) (1.1) (0.9) (0.4) (-) Gains (Losses) on Asset Sales (0.0) (0.0) 0.7 0.0 0.0 0.0 0.2 (2.1) 2.3 0.7 3.6 0.9 4.4 Adjusted Pre-Tax Net Income ($1.3) ($1.5) ($0.8) $0.2 $1.4 $2.3 $2.2 $2.3 $3.0 $4.3 $5.3 $2.3 $4.7 ($ in millions) Quarter ended Mar.31, 2020 Jun.30, 2020 Sept.30, 2020 Dec. 31, 2020 Mar.31, 2021 Jun.30, 2021 Sept.30, 2021 Dec. 31, 2021 Mar.31, 2022 Jun.30, 2022 Sept.30, 2022 Dec. 31, 2022 Mar.31, 2023 Net Income ($20.5) ($3.6) ($1.8) ($0.6) ($0.5) ($1.4) ($3.8) $6.7 ($4.0) $8.6 $9.2 $3.3 $9.6 (+) Unrealized Gain on Derivatives (3.4) 2.5 2.4 0.9 2.1 4.5 (3.1) (4.6) 11.8 (3.3) (1.6) (6.3) (3.2) (+) Income Tax Expense (7.0) (0.9) (0.7) (0.1) (0.2) (0.8) 0.5 0.8 0.0 1.0 2.4 1.0 3.1 (+) Interest Expense 0.3 0.2 0.3 0.3 0.3 0.2 0.2 0.2 0.2 0.3 0.5 0.6 0.6 (+) DD&A 3.4 2.5 2.5 2.3 1.8 2.1 1.6 1.6 2.1 2.0 1.6 1.8 1.9 (+) Impairment 29.5 0.4 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 6.1 0.0 (+) Cash Receipts from/Payments on Off-Market Derivatives 0.0 0.0 0.0 0.0 0.0 0.0 8.8 (2.7) (2.5) (1.3) (1.1) (0.9) (0.4) (+) Restricted Stock and Deferred Director's Exp 0.4 0.2 0.2 0.2 0.2 0.3 0.3 0.3 0.5 0.6 1.0 0.6 0.6 (-) Gains (Losses) on Asset Sales (0.0) (0.0) 0.7 0.0 0.0 0.0 0.2 (2.1) 2.3 0.7 3.6 0.9 4.4 Adjusted EBITDA $2.8 $1.3 $2.2 $2.9 $3.6 $5.0 $4.2 $4.4 $5.8 $7.2 $8.4 $5.3 $7.7 (-) Interest Expense 0.3 0.2 0.3 0.3 0.3 0.2 0.2 0.2 0.2 0.3 0.5 0.6 0.6 Discretionary Cash Flow $2.4 $1.1 $1.9 $2.6 $3.3 $4.8 $4.0 $4.2 $5.6 $6.9 $7.9 $4.7 $7.1 Adjusted EBITDA 2.8 1.3 2.2 2.9 3.6 5.0 4.2 4.4 5.8 7.2 8.4 5.3 7.7 (-) DD&A 3.4 2.5 2.5 2.3 1.8 2.1 1.6 1.6 2.1 2.0 1.6 1.8 1.9 EBIT ($0.6) ($1.1) ($0.3) $0.7 $1.8 $2.9 $2.7 $2.8 $3.7 $5.2 $6.9 $3.5 $5.9 Annualized EBIT ($2.4) ($4.5) ($1.3) $2.6 $7.2 $11.5 $10.8 $11.3 $14.8 $20.8 $27.5 $14.0 $23.4 Starting Debt 35.0 32.0 30.0 28.8 27.0 23.5 19.9 17.5 20.0 24.0 28.3 28.3 33.3 Ending Debt 32.0 30.0 28.8 27.0 23.5 19.9 17.5 20.0 24.0 28.3 28.3 33.3 26.0 Average Debt $33.5 $31.0 $29.4 $27.9 $25.3 $21.7 $18.7 $18.8 $22.0 $26.2 $28.3 $30.8 $29.7 Starting Shareholders Equity 80.1 60.5 56.5 63.0 62.3 61.7 75.3 78.7 88.3 84.7 98.0 107.8 110.1 Ending Shareholders Equity 60.5 56.5 63.0 62.3 61.7 75.3 78.7 88.3 84.7 98.0 107.8 110.1 120.2 Average Shareholders Equity $70.3 $58.5 $59.7 $62.7 $62.0 $68.5 $77.0 $83.5 $86.5 $91.4 $102.9 $108.9 $115.2 Total Capital $103.8 $89.5 $89.1 $90.5 $87.3 $90.2 $95.7 $102.3 $108.5 $117.5 $131.2 $139.7 $144.8 ROCE -2% -6% -2% 3% 8% 13% 11% 12% 14% 18% 22% 10% 16%

Reconciliation of Non-GAAP Financial Measures Source: Company Filings

Reconciliation of Non-GAAP Financial Measures

($ in millions)	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2022
Net Income	**$(10.3)**	**$3.5**	**$14.6**	**($40.7)**	**($24.0)**	**($6.2)**	**$20.4**
(+) Unrealized Gain on Derivatives	4.6	(0.9)	3.9	(5.9)	3.2	4.3	2.3
(+) Income Tax Expense	(7.7)	0.7	(12.7)	(13.5)	(8.3)	(0.7)	4.2
(+) Interest Expense	1.3	1.3	1.7	2.0	1.3	1.0	1.2
(+) DD&A	24.5	18.4	18.4	18.2	11.3	7.7	7.3
(+) Impairment	12.0	0.7	0.0	76.8	29.9	0.1	0.0
(+) Cash Receipts from/Payments on Off-Market Derivatives	0.0	0.0	0.0	0.0	0.0	8.8	(7.5)
(+) Restricted Stock and Deferred Director's Exp	1.1	1.0	1.0	1.0	1.0	1.0	2.4
(-) Gains (Losses) on Asset Sales	2.7	(0.1)	(0.7)	18.7	4.0	0.3	4.4
Adjusted EBITDA	**$22.9**	**$24.7**	**$27.6**	**$19.2**	**$10.5**	**$15.7**	**$25.8**
(-) DD&A	24.5	18.4	18.4	18.2	11.3	7.7	7.3
EBIT	**($1.6)**	**$6.3**	**$9.2**	**$1.0**	**($0.8)**	**$8.0**	**$18.5**
Starting Debt	65.0	44.5	52.2	51.0	35.4	28.8	17.5
Ending Debt	44.5	52.2	51.0	35.4	28.8	17.5	28.3
Average Debt	**$54.8**	**$48.4**	**$51.6**	**$43.2**	**$32.1**	**$23.1**	**$22.9**
Starting Shareholders Equity	127.0	115.2	116.7	128.8	79.3	63.0	78.7
Ending Shareholders Equity	115.2	116.7	128.8	79.3	63.0	78.7	107.8
Average Shareholders Equity	**$121.1**	**$115.9**	**$122.7**	**$104.0**	**$71.2**	**$70.9**	**$93.2**
Total Capital	**$175.8**	**$164.3**	**$174.3**	**$147.2**	**$103.2**	**$94.0**	**$116.1**
ROCE	**(1%)**	**4%**	**5%**	**1%**	**(1%)**	**9%**	**16%**

Source: Company Filings

PHX MINERALS

39

Reconciliation of Non-GAAP Financial Measures   Quarter Ended Jun. 30, 2022 Quarter Ended Sept. 30, 2022 Quarter Ended Dec. 31, 2022 Quarter Ended Mar. 31, 2023 General and administrative 2,877,614 3,783,159 3,137,401 2,981,909 (-) Restricted stock and deferred director's expense 574,333 1,037,179 569,084 634,587 Cash general and administrative $ 2,303,281 $ 2,745,980 $ 2,568,317 $ 2,347,322   Gain/(loss) on Derivatives $ (2,387,226) $ (4,298,614) $ 3,347,002 $ 3,802,820 (-) Unrealized gain/(loss) on derivatives 3,282,921 1,639,703 6,265,041 3,172,399 (+) Off-market derivative settlements (1,284,024) (1,057,196) (903,461) (373,745) Total derivative settlements $ (6,954,171) $ (6,995,513) $ (3,821,500) $ 256,676